UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 18, 2015

Summit Midstream Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1790 Hughes Landing Blvd
Suite 500
The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (832) 413-4770

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE
This Current Report on Form 8-K/A amends and supplements the Current Report on Form 8-K of Summit Midstream Partners, LP (the “Partnership”), dated May 18, 2015 and filed with the Securities and Exchange Commission on May 19, 2015 (the “Initial Form 8-K”), which reported under Item 2.01 that the Partnership acquired all of the outstanding membership interests in Polar Midstream, LLC (“Polar Midstream”), and Epping Transmission Company, LLC (“Epping” and collectively with Polar Midstream, the "Company"), each a Delaware limited liability company and indirect wholly owned subsidiary of Summit Midstream Partners, LLC (the "Polar and Divide Drop Down"). This amendment is filed to provide the combined financial statements of the Company and the pro forma financial information of the Partnership for such transaction as required by Item 9.01. Except as set forth below, all Items of the Initial Form 8-K are unchanged.
Item 9.01 Financial Statements and Exhibits.
(a) Financial statements of businesses acquired.
The audited combined balance sheet of Polar Midstream (carve-out basis) and Epping as of December 31, 2014 and the related combined statements of operations, owner's net investment and membership interests and cash flows for the year ended December 31, 2014, and the related notes to the combined financial statements, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.
The unaudited condensed combined balance sheet of Polar Midstream (carve-out basis) and Epping as of March 31, 2015 and the related unaudited condensed combined statements of operations, owner's net investment and membership interests and cash flows for the three months ended March 31, 2015 and 2014 and the related notes thereto, are filed herewith as Exhibit 99.2 and are incorporated herein by reference.
(b) Pro forma financial information.
The unaudited pro forma condensed combined balance sheet of the Partnership as of March 31, 2015 and the unaudited pro forma condensed combined statements of operations of the Partnership for the three months ended March 31, 2015 and for the years ended December 31, 2014 and 2013, each showing the pro forma effect of the Polar and Divide Drop Down and certain other related transactions, are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated by reference herein.
(d) Exhibits.

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Polar Midstream, LLC (carve-out basis) and Epping Transmission Company, LLC Combined Financial Statements as of and for the year ended December 31, 2014
99.2
Polar Midstream, LLC (carve-out basis) and Epping Transmission Company, LLC Unaudited Condensed Combined Financial Statements as of March 31, 2015 and for the three months ended March 31, 2015 and 2014

99.3	Summit Midstream Partners, LP Unaudited Pro Forma Condensed Combined Financial Information as of and for the three months ended March 31, 2015 and for the years ended December 31, 2014 and 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

	By:	Summit Midstream GP, LLC (its general partner)

Date: July 24, 2015	/s/ Matthew S. Harrison
Matthew S. Harrison, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Deloitte & Touche LLP
99.1	Polar Midstream, LLC (carve-out basis) and Epping Transmission Company, LLC Combined Financial Statements as of and for the year ended December 31, 2014
99.2
Polar Midstream, LLC (carve-out basis) and Epping Transmission Company, LLC Unaudited Condensed Combined Financial Statements as of March 31, 2015 and for the three months ended March 31, 2015 and 2014

99.3	Summit Midstream Partners, LP Unaudited Pro Forma Condensed Combined Financial Information as of and for the three months ended March 31, 2015 and for the years ended December 31, 2014 and 2013

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